SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ] Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[X]    Soliciting Material Under Rule 14a-12

                         THE ADVISORS' INNER CIRCLE FUND
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

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         2) Aggregate number of securities to which transaction applies:

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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         4) Proposed maximum aggregate value of transaction:

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         5) Total fee paid:

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[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

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         2) Form, Schedule or Registration Statement No.:

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         3) Filing Party:

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         4) Date Filed:


The following is a copy of a letter to shareholders on behalf of Rice Hall James & Associates, the investment adviser of the Rice Hall James Small Cap Portfolio, the Rice Hall James Micro Cap Portfolio, and the Rice Hall James Mid Cap Portfolio.

                       RICE HALL JAMES SMALL CAP PORTFOLIO
                       RICE HALL JAMES MICRO CAP PORTFOLIO
                        RICE HALL JAMES MID CAP PORTFOLIO

                                EACH, A SERIES OF

                         THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

July 2008

Dear Shareholder:


I am writing to you directly because we need your help. Rice Hall James is asking its shareholders to approve its proposed new investment advisory agreement. As more fully explained in the proxy material which accompanied our original mailing, we believe that this proposal is in the best interest of its shareholders.

The Company's Board of Trustees has unanimously approved the new advisory agreement.

Although the response of shareholders who have already voted has been extraordinarily positive, we are still short of the 50% vote required for approval at the special shareholder meeting scheduled for August 8, 2008.

PLEASE TAKE A MINUTE TO CAST YOUR VOTE.

You can vote quickly and easily using one of the following methods:
    o Speak to a live Proxy Specialist by calling 1-866-586-0636. We can answer any of your questions and record your vote. (Open: M-F 9:30am - 9pm, Sat 10am - 6pm ET)
    o     Mail in your signed proxy card in the envelope provided.
    o Call the phone number on the proxy card and enter the control number printed on the card and follow the touchtone prompts.
    o Log on to the website noted on your proxy card and enter your control number printed on the card, and vote by following the on-screen prompts.

EVERY VOTE COUNTS!

Thank you for your help in this important matter.

Sincerely,

/s/ Philip T. Masterson
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Philip T. Masterson
President - Advisors' Inner Circle Fund